SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                         April 26, 1996


           AMRESCO Residential Securities Corporation
            (on   behalf   of   AMRESCO  Residential   Securities
                Corporation Mortgage Loan Trust 1996-2)
     (Exact name of registrant as specified in its charter)


   New York                         33-99346              Pending
(State  or  Other  Jurisdiction)  (Commission       (I.R.S. Employer
   of   Incorporation)           File   Number)     Identification No.)


c/o Bankers Trust Company of California, N.A.
  3 Park Plaza, 16th Floor
Irvine,  CA                                       92714
(Address        of         Principal           (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code (909) 605-7600


                           No Change
 (Former name or former address, if changed since last report)


Total number of sequentially numbered pages __________
Exhibit index located on sequentially numbered page 4

NOTE:

The Form 8-K submitted by AMRESCO Residential Securities
Corporation Mortgage Loan Trust 1996-2 on May 9, 1996, is hereby amended to rename exhibit 99.1 listed in the Exhibit Index.

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Item  7.   Financial Statements, Pro Forma Financial  Information
and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

               1.1       Underwriting Agreement

               4.1       Pooling and Servicing Agreement

               99.1      Exhibits to Pooling and Servicing Agreement

                           SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    AMRESCO RESIDENTIAL SECURITIES CORPORATION, as Depositor


                    By:    /s/ Ronald B. Kirkland
                         Name: Ronald B. Kirkland
                         Title:    Chief Financial Officer and
                               Chief Accounting Officer



Dated:  May 9, 1996

                         EXHIBIT INDEX

  Exhibit No.     Description                           Page No.
      1.1*        Underwriting Agreement                          ________
      4.1*        Pooling and Servicing Agreement                 ________
      99.1**      Exhibits to Pooling and Servicing Agreement     ________

*  Previously filed
**  Previously filed - renamed

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